UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.   )

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Ra Medical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 2, 2020, Ra Medical Systems, Inc. (the “Company”) commenced distributing to its stockholders a Notice of Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 12, 2020. A copy of the Notice and Proxy Statement was filed with the Securities and Exchange Commission on August 28, 2020. On October 12, 2020 the Annual Meeting was adjourned prior to voting on Proposal 3 to allow additional time for voting. As announced during the Annual Meeting, the Annual Meeting is to reconvene at 9:00 a.m. Pacific Time on November 2, 2020. On October 15, 2020, the Company (i) mailed a letter to certain of its stockholders (the “Letter”), and (ii) commenced disseminating an audio recording (the “Recording”) to certain of its stockholders by telephone, in each case related to Proposal 3, which proposal is described in the Notice and Proxy Statement. A copy of the Letter and a script of the Recording is set forth below.

200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 P: 973.873.7700 F: 973.338.1430 www.allianceadvisors.com

Date: October 15, 2020

WE STILL NEED YOUR VOTE

PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Stockholders:

The Annual Meeting of Stockholders has been adjourned until November 2, 2020. According to our latest records, your vote has not yet been received.

We strongly encourage you to vote your shares today. Please call one of our proxy specialists toll-free at (833) 945 – 2699 between the hours of 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.

Alternatively, you can email me your voting instructions at melissacarlson@allianceadvisors.com.

Sincerely,

Melissa Carlson

Vice President

VOTE TODAY

CALL TOLL – FREE

(833) 945 - 2699

The Shareholder Communication Strategists

Copyright © 2020 by Alliance Advisors, LLC. ALL RIGHTS RESERVED

Recording Script

Hi, this is Will McGuire, CEO of Ra Medical Systems, Inc. We are asking you to approve a reverse stock split, a proposal that was scheduled to be voted on at the Annual Meeting of Stockholders on October 12, 2020 but has been adjourned until November 2, 2020.

The reverse stock split is necessary in order to maintain our continued listing on the New York Stock Exchange.

You can vote now by pressing 1 and be connected to a live agent who can take your vote on a recorded line. If you are listening to this message on your voicemail, feel free to call 833-945-2699 Monday through Friday between the hours of 9:00am and 10:00pm Eastern time to vote your shares.